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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): August 15, 1997
                                                            ---------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)
                   (Originator of the Yamaha Motor Master Trust)


          Delaware               33-72806, 33-94784         33-0592719
----------------------------     ------------------     -------------------
(State or other Jurisdiction      (Commission File      (I.R.S. Employer
       of Incorporation)              Numbers)          Identification No.)

                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500






                                    Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS

              Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the AUGUST 15, 1997 Distribution Date for the Collection Period ending JULY 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.





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                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                                     (Registrant)

Dated:  August 15, 1997                          By:  RUSSELL JURA
                                                 Name: Russell Jura
                                                 Title:   Assistant Secretary





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                                  INDEX TO EXHIBITS



     EXHIBIT                                                      METHOD OF
     NUMBER                    EXHIBIT                             FILING
     -------                   -------                            ---------

       5.1       Monthly Servicer's Certificate with          Filed Herewith
                 respect to the AUGUST 15, 1997
                 Distribution Date for the Collection
                 Period ending JULY 31, 1997.







                                          4